EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-45457) of our report dated February 13, 1998 with respect to the consolidated financial statements and schedule of Amscan Holdings, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                       /s/ KPMG LLP

Stamford, Connecticut
March 28, 2000